Exhibit 3.165
CHARTER
OF
SHELBYVILLE HOSPITAL CORPORATION
The undersigned person, having capacity to contract and acting as the incorporator of a corporation for profit under the Tennessee Business Corporation Act, hereby adopts the following Charter for such corporation:
1. The name of the corporation is: Shelbyville Hospital Corporation.
2. The corporation’s initial registered office is located at 155 Franklin Road, Suite 400, Brentwood, Tennessee 37027, County of Williamson. The initial registered agent at that office is Rachel A. Seifert.
3. The name and address of the incorporator is Robin J. Keck, 155 Franklin Road, Suite 400, Brentwood, Tennessee 37027.
4. The address of the principal office of the corporation shall be 155 Franklin Road, Suite 400, Brentwood, Tennessee 37027.
5. The corporation is for profit.
6. The corporation is authorized to issue one thousand (1,000) shares of $.01 par value per share common stock.
7 The business and affairs of the corporation shall be managed by a Board of Directors:
a. The number of directors and their term shall be specified in the Bylaws of the corporation;
b. Whenever the Board of Directors is required or permitted to take any action by vote, such action may be taken without a meeting on written consent setting forth the action so taken, signed by all of the directors, indicating each signing director’s vote or abstention. The affirmative vote of the number of directors that would be necessary to authorize or to take such action at a meeting is an act of the Board of Directors;
c. Any or all of the directors may be removed with cause by a majority vote of the entire Board of Directors.
8. To the fullest extent permitted by the Tennessee Business Corporation Act as the same may be amended from time to time, a director, officer or incorporator of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty in such capacity. If the Tennessee Business Corporation Act is amended, after approval by the shareholders of this provision, to authorize corporate action further eliminating or limiting the personal liability of a director, officer or incorporator then the liability of a director, officer or incorporator of the corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended from time to time. Any repeal or modification of this Section 8 by the shareholders of the corporation shall not adversely affect any right or protection of a director, officer or incorporator of the corporation existing at the time of such repeal or modification or with respect to events occurring prior to such time.
9. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (hereafter a “proceeding”), by reason of the fact that he or she is or was a director, officer or incorporator of the corporation or is or was serving at the request of the corporation as a director, officer, manager or incorporator of another corporation or as a partner or trustee of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, manager or incorporator or in any other capacity while serving as a director, officer, manager or incorporator, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Tennessee Business Corporation Act, as the same may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including but not limited to counsel fees, judgments, fines, ERISA, excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, manager or incorporator and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Section 9 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that an advancement of expenses incurred by an Indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 9 or otherwise, the Indemnitee furnishes the corporation with a written affirmation of his or her good faith belief that he or she has met the standards for indemnification under the Tennessee Business Corporation Act, and a determination is made that the facts then known to those making the determination would not preclude indemnification.
The corporation may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent as to a director by specific action of the corporation’s Board of Directors or by contract.
The rights to indemnification and to the advancement of expenses conferred in this Section 9 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, this Charter, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, and the corporation is hereby permitted to grant additional rights to indemnification and advancement of expenses, to the fullest extent permitted by law, by resolution of directors, or an agreement providing for such rights.

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The corporation may maintain insurance, at its expense, to protect itself and any director, officer, manager, employee or agent of the corporation or of another corporation, partnership, joint venture, limited liability company, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Tennessee Business Corporation Act.
Dated this 24th day of May, 2005.
/s/ Robin J. Keck
Robin J. Keck, Incorporator

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State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Shelbyville Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Bedford County Medical Center
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
June 2, 2005
Signature Date
Shelbyville Hospital Corporation
Name of Corporation
Assistant Secretary
Signer’s Capacity
/s/ Robin J. Keck
Signature
Robin J. Keck
Name (typed or printed)

State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Shelbyville Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Bedford County Medical Center Home Health
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
June 6, 2005
Signature Date
Shelbyville Hospital Corporation
Name of Corporation
Assistant Secretary
Signer’s Capacity
/s/ Robin J. Keck
Signature
Robin J. Keck
Name (typed or printed)

5500 1344
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
Received
STATE OF TENNESSEE
2005 JUL -6 AM 9:28
RILEY DARNELL
SECRETARY OF STATE
Pursuant to the provisions of Section 48-14-101(d) of the Tennessee Business Corporation Act or Section 48-54-101(d) of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The true name of the corporation is Shelbyville Hospital Corporation
2. The state or country of incorporation is Tennessee
3. The corporation intends to transact business in Tennessee under an assumed corporate name.
4. The assumed corporate name the corporation proposes to use is Wartrace Family Practice Clinic
[NOTE: The assumed corporate name must meet the requirements of Section 48-14-101 of the Tennessee Business Corporation Act or Section 48-54-101 of the Tennessee Nonprofit Corporation Act.]
June 27, 2005
Signature Date
Shelbyville Hospital Corporation
Name of Corporation
Assistant Secretary
Signer’s Capacity
/s/ Robin J. Keck
Signature
Robin J. Keck
Name (typed or printed)

5504 1220
State of Tennessee
Department of State
Corporate Filings
312 Eighth Avenue North
6th Floor, William R. Snodgrass Tower
Nashville, TN 37243
APPLICATION FOR REGISTRATION OF ASSUMED CORPORATE NAME
For Office Use Only
2005 JUL 12 AM 9:16
Pursuant to the provisions of Section 48-15-102 or 48-25-108 of the Tennessee Business Corporation Act or Section 48-55-102 or 48-65-108 of the Tennessee Nonprofit Corporation Act, the undersigned corporation hereby submits this application:
1. The name of the corporation is Shelbyville Hospital Corporation
2. The street address of its current registered office is 155 Franklin Road, Suite 400, Brentwood, TN 37027
3. If the current registered office is to be changed, the street address of the new registered office, the zip code of such office, and the county in which the office is located is c/o Bedford County Medical Center, 845 Union Street, Shelbyville (Bedford County), TN 37160
4. The name of the current registered agent is Rachel A. Seifert
5. If the current registered agent is to be changed, the name of the new registered agent is William Macri, CEO
6. After the change(s), the street addresses of the registered office and the business office of the registered agent will be identical.
June 30, 2005
Signature Date
Shelbyville Hospital Corporation
Name of Corporation
Assistant Secretary
Signer’s Capacity
/s/ Robin J. Keck
Signature
Robin J. Keck
Name (typed or printed)

5740.0973
CORPORATION ANNUAL REPORT
Annual Report Filing Fee Due:
$20, If no changes are made in block #6 the registered agent/office, or
$40, If any changes are made in block #6 the registered agent/office
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12
CORRECT MONTH IS
IF DIFFERENT,
THIS REPORT IS DUE ON OR BEFORE 04/01/06
(1) SECRETARY OF STATE CONTROL NUMBER: 0494640
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
SHELBYVILLE HOSPITAL CORPORATION
155 FRANKLIN ROAD
SUITE 400
BRENTWOOD, TN 37027
D 05/25/2005 FOR PROFIT
(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
7100 COMMERCE WAY SUITE 100
BRENTWOOD, TN 37027
5740.0973
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
155 FRANKLIN ROAD, SUITE 400, BRENTWOOD, TN 37027

B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE + 4
7100 COMMERCE WAY SUITE	BRENTWOOD	TN	37027
(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS. (ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
PRESIDENT	SEE ATTACHED LIST

SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
WILLIAM MACRI, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
845 UNION STREET, BEDFORD CO. MED. CTR, SHELBYVILLE, TN 37160
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:

STREET	CITY	STATE	ZIP CODE	COUNTY
TN
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC ☐ MUTUAL

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B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.
☐ RELIGIOUS
(8) SIGNATURE
/s/ Robin J. Keck
(9) DATE
2.16.06
(10) TYPE PRINT NAME OF SIGNER
Robin J. Keck
(11) TITLE OF SIGNER
Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED ‘CONTINUED ON BACK
RECEIVED
STATE OF TENNESSEE
06 MAR 29 AM 8:31
RILEY DARNELL
SECRETARY OF STATE

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SHELBYVILLE HOSPITAL CORPORATION
DIRECTORS
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen.Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
Terry H. Hendon – VP, Acquisitions & Dev.
Robert O. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette – VP, Materials Management
Kathie G. Thomas – VP, Home Health Services
Gerald A. Weissman – VP, Medical Staff Development
J. Gary Seay – VP and CIO
Sherry A. Mori-Asst. Sec
Robin J. Keck – Asst. Sec
ADDRESS FOR ALL OFFICERS & DIRECTORS: 7100 COMMERCE WAY SUITE 100, BRENTWOOD, TN 37027

6012.0371
CORPORATION ANNUAL REPORT
Annual Report Filing Fee Due:
$20, If no changes are made in block #6 the registered agent/office, or
$40, If any changes are made in block #6 the registered agent/office
Please return completed form to:
TENNESSEE SECRETARY OF STATE
Attn: Annual Report
312 Eighth Ave. N, 6th Floor
William R. Snodgrass Tower
Nashville, TN. 37243
CURRENT FISCAL YEAR CLOSING MONTH: 12
THIS REPORT IS DUE ON OR BEFORE 04/01/07
(1) SECRETARY OF STATE CONTROL NUMBER: 0494640
(2A.) NAME AND MAILING ADDRESS OF CORPORATION:
SHELBYVILLE HOSPITAL CORPORATION
7100 COMMERCE WAY
SUITE 100
BRENTWOOD, TN 37027
D 05/25/2005 FOR PROFIT
(2B.) STATE OR COUNTRY OF INCORPORATION:
TENNESSEE
(2C.) ADD OR CHANGE MAILING ADDRESS:
4000 MERIDIAN BLVD.
FRANKLIN, TN 37067
(3) A. PRINCIPAL ADDRESS INCLUDING CITY, STATE, ZIP CODE:
7100 COMMERCE WAY, SUITE 100, BRENTWOOD, TN 37027
B. CHANGE OF PRINCIPAL ADDRESS:

STREET	CITY	STATE	ZIP CODE + 4
4000 MERIDIAN BLVD.	FRANKLIN	TN	37067

(4) NAME AND BUSINESS ADDRESS, INCLUDING ZIP CODE, OF THE PRESIDENT, SECRETARY AND OTHER PRINCIPAL OFFICERS.(ATTACH ADDITIONAL SHEET IF NECESSARY.)

TITLE	NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE +4
PRESIDENT	SEE ATTACHED LIST

SECRETARY
(5) BOARD OF DIRECTORS (NAMES, BUSINESS ADDRESS INCLUDING ZIP CODE). (ATTACH ADDITIONAL SHEET IF NECESSARY.) ☐ SAME AS ABOVE ☐ NONE OR LISTED BELOW:

NAME	BUSINESS ADDRESS	CITY, STATE, ZIP CODE + 4
SEE ATTACHED LIST
(6) A. NAME OF REGISTERED AGENT AS APPEARS ON SECRETARY OF STATE RECORDS:
WILLIAM MACRI, CEO
B. REGISTERED ADDRESS AS APPEARS ON SECRETARY OF STATE RECORDS:
845 UNION STREET, BEDFORD CO. MED. CTR, SHELBYVILLE, TN 37160
C. INDICATE BELOW ANY CHANGES TO THE REGISTERED AGENT NAME AND/OR REGISTERED OFFICE.
(I). CHANGE OF REGISTERED AGENT:
(II). CHANGE OF REGISTERED OFFICE:
(City)                     (State) TN (Zip cope +4)
(7) A. THIS BOX APPLIES ONLY TO NONPROFIT CORPORATIONS. OUR RECORDS REFLECT THAT YOUR NONPROFIT CORPORATION IS A PUBLIC BENEFIT OR A MUTUAL BENEFIT CORPORATION AS INDICATED:
IF BLANK OR INCORRECT, PLEASE CHECK APPROPRIATE BOX:
☐ PUBLIC ☐ MUTUAL
B. IF A TENNESSEE RELIGIOUS CORPORATION, PLEASE CHECK BOX IF BLANK.
☐ RELIGIOUS
(8) SIGNATURE
/s/ Robin J. Keck

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(9) DATE
3.5.07
(10) TYPE PRINT NAME OF SIGNER
Robin J. Keck
(11) TITLE OF SIGNER
Asst. Sec.
* * THIS REPORT MUST BE DATED AND SIGNED**
CONTINUED ON BACK
RECEIVED
STATE OF TENNESSEE
2007 MAR 20 PM 2:01
RILEY DARNELL
SECRETARY OF STATE

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SHELBYVILLE HOSPITAL CORPORATION
DIRECTORS:
William S. Hussey
W. Larry Cash
Rachel A. Seifert
OFFICERS:
William S. Hussey-President
W. Larry Cash-Exec VP/CFO
Rachel A. Seifert-SVP/Sec/Gen. Counsel
Martin G. Schweinhart-SVP, Operations
Kenneth D. Hawkins — SVP, Acquisitions and Development
James W. Doucette-VP, Finance and Treasurer
T. Mark Buford-VP/Controller
Robert A. Horrar, VP/Admin
Linda Parsons-VP/Hum.Res.
Carolyn S. Lipp-SVP/Qual. & Resource Management
J. Gary Seay-VP & CIO
Gerald A. Weissman-VP, Medical Staff Development
Terry H. Hendon – VP, Acquisitions & Dev.
Robert O. Horrar — VP, Business Development
Larry Carlton-VP, Revenue Management
Tim G. Marlette – VP, Materials Mgmt.
Kathie G. Thomas – VP, Home Health Services Sherry
A. Mori-Asst. Sec
Robin J. Keck – Asst. Sec
Address for all officers and directors: 4000 Meridian Blvd., Franklin, TN 37067